Exhibit 10.20

SECOND AMENDMENT TO LOAN AGREEMENT

THIS SECOND AMENDMENT TO THE LOAN AGREEMENT (this “Second Amendment”) is made as of the 18th day of August 2005 by and between ALCOA SECURITIES CORPORATION, a Delaware corporation (“Lender), and MOZAIC GROUP LTD., a Missouri corporation (“Borrower”).

WHEREAS, Lender and Borrower have entered into a Loan Agreement dated June 30, 2004, which was subsequently amended by a First Amendment dated as of the 14th day of September 2004 (as amended, the “Loan Agreement”);

WHEREAS, the parties desire to amend the Loan Agreement pursuant to this Second Amendment; and

WHEREAS, this Second Amendment is being made in connection with amendments of even date herewith to the Employment Agreement dated as of June 30, 2004 between Mozaic Group Ltd. and Mary Ann Gibson; the Stock Purchase Agreement dated as of June 30, 2004 among Southern Graphic Systems, Inc., Mozaic Group Ltd. and Mary Ann Gibson; and the Mozaic Group Ltd. Amended and Restated Shareholders’ Agreement dated June 30, 2004 among Mozaic Group Ltd., Southern Graphic Systems, Inc., and the Persons listed on Schedule 1 attached thereto (collectively, the “Other Amendments”).

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and in the Loan Agreement, the Other Amendments, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties acknowledge and agree as follows:

1. The definition of “Maturity Date” contained in Section 1 of the Loan Agreement is amended to read in its entirety as follows:

“Maturity Date” means March 31, 2007 or such later date to which the term of this Agreement is extended with Lender’s written consent; provided, however, that if the Minority Shareholders exercise the Purchase Option under the Shareholders’ Agreement, then the “Maturity Date” is the date on which the Minority Shareholders purchase the capital stock of Borrower held by SGS (or its affiliates).

2. Schedule 2.1 to the Loan Agreement is amended to read in its entirety as set forth on the Revised Schedule 2.1 attached to this Second Amendment.

3. Capitalized terms used in this Second Amendment and not otherwise defined herein shall have the meanings provided in the Loan Agreement.

4. Except as expressly amended hereby, all of the terms and conditions of the Loan Agreement shall continue in full force and effect. If there is a conflict between the terms and conditions set forth in this Second Amendment and the terms and conditions set forth in the Loan Agreement, the terms set forth in this Second Amendment shall prevail.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the day and year first above written.

Revised Schedule 2.1

Loan Commitment Reduction Schedule

Date*	Amount to Which Loan Commitment Will be Reduced
March 31, 2006	$2,800,000
June 30, 2006	$2,500,000
September 30, 2006	$1,800,000
December 31, 2006	$1,000,000
March 31, 2007	-0-

*	On or before each of the dates indicated, Borrower shall repay that portion of the outstanding principal balance of the Loans so that the outstanding principal balance does not exceed the reduced Loan Commitment.

(Check One): ☒ Form 10-K ☐ Form 11-K ☐ Form 20-F ☐ Form 10-Q ☐ Form N-SAR	UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 25049 FORM 12b-25 NOTIFICATION OF LATE FILING

Commission File Number 1-8086

For Period Ended: 9/30/00
☐ Transition Report on Form 10-K
☐ Transition Report on Form 20-F
☐ Transition Report on Form 11-K
☐ Transition Report on Form 10-Q
☐ Transition Report on Form N-SAR

For the Transition Period Ended:

Read attached instruction sheet before preparing form. Please print or type. Nothing in this form shall be construed to imply that the Commission has verified any information contained herein.

If the notification relates to a portion of the filing checked above, identify the item(s) to which the notification relates:

PART I REGISTRANT INFORMATION

General DataComm Industries, Inc.
Full name of registrant:

Former name if applicable:

Park Road Extension
Address of principal executive office (Street and number):

Middlebury, CT 06762
City, state and zip code:

PART II — RULE 12b-25 (b) AND (c)

If the subject report could not be filed without unreasonable effort or expense and the registrant seeks relief pursuant to Rule 12b-25(b), the following should be completed. (Check box if appropriate.)

☒	(a)	The reasons described in reasonable detail in Part III of this form could not be eliminated without unreasonable effort or expense;
☒	(b)	The subject annual report, semi-annual report, transition report on Form 10-K, 20-F, 11-K or Form N-SAR, or portion thereof will be filed on or before the 15th calendar day following the prescribed due date; or the subject quarterly report or transition report on Form 10-Q, or portion thereof will be filed on or before the fifth calendar day following the prescribed due date; and
☒	(c)	The accountant’s statement or other exhibit required by Rule 12b-25 (c) has been attached if applicable.

PART III — NARRATIVE

State below in reasonable detail the reasons why Form 10-K, 11-K, 20-F, 10-Q, N-SAR or the transition report portion thereof could not be filed within the prescribed time period. (Attach extra sheets if needed.)

The registrant has certain activities in process that, upon completion, or, if not completed, will impact the disclosures in the 10-K filing.

PART IV — OTHER INFORMATION

(1)	Name and telephone number of person to contact in regard to this notification.

William G. Henry	(203)	574-1118
(Name)	(Area Code)	(Telephone Number)

(2)	Have all other periodic reports required under Section 13 or 15 (d) of the Securities Exchange Act of 1934 or Section 30 of the Investment Company Act of 1940 during the preceding 12 months or for such shorter period that the registrant was required to file such report(s) been filed? If the answer is no, identify report(s). ☒ Yes ☐ No

(3)	Is it anticipated that any significant change in results of operations from the corresponding period for the last fiscal year will be reflected by the earnings statements to be included in the subject report or portion thereof? ☐ Yes ☒ No

If so: attach an explanation of the anticipated change, both narratively and quantitatively, and, if appropriate, state the reasons why a reasonable estimate of the results cannot be made.

General DataComm Industries, Inc.
(Name of Registrant as Specified in Charter)

has caused this notification to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	12-29-00	By:	/S/ WILLIAM G. HENRY
William G. Henry
Vice President and Chief Financial Officer

Instruction. The form may be signed by an executive officer of the registrant or by any other duly authorized representative. The name and title of the person signing the form shall be typed or printed beneath the signature. If the statement is signed on behalf of the registrant by an authorized representative (other than an executive officer) , evidence of the representative’s authority to sign on behalf of the registrant shall be filed with the form.

ATTENTION

Intentional misstatements or omissions of fact constitute Federal criminal violations (see 18 U.S.C. 1001).

GENERAL INSTRUCTIONS

1. This form is required by Rule 12b-25 of the General Rules and Regulations under the Securities Exchange Act of 1934.

2. One signed original and four conformed copies of this form and amendments thereto must be completed and filed with the Securities and Exchange Commission, Washington, DC 20549, in accordance with Rule 0-3 of the General Rules and Regulations under the Act. The information contained in or filed with the form will be made a matter of the public record in the Commission files.

3. A manually signed copy of the form and amendments thereto shall be filed with each national securities exchange on which any class of securities of the registrant is registered.

4. Amendments to the notifications must also be filed on Form 12b-25 but need not restate information that has been correctly furnished. The form shall be clearly identified as an amended notification.

5. Electronic Filers. This form shall not be used by electronic filers unable to timely file a report solely due to electronic difficulties. Filers unable to submit a report within the time period prescribed due to difficulties in electronic filing should comply with either Rule 201 or Rule 202 of Regulation S-T or apply for an adjustment in filing date pursuant to Rule 13(b) of Regulation S-T.